Exhibit 10.26

EXECUTION VERSION

THIRTEENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated effective as of December 16, 2016, is by and among COVENANT TRANSPORT, INC., a Tennessee corporation (“CTI”), CTG LEASING COMPANY, a Nevada corporation (“CTGL”), SOUTHERN REFRIGERATED TRANSPORT, INC., an Arkansas corporation (“SRT”), COVENANT ASSET MANAGEMENT, LLC, a Nevada limited liability company (“CAM”), COVENANT TRANSPORT SOLUTIONS, INC., a Nevada corporation (“CTS”), and STAR TRANSPORTATION, INC., a Tennessee corporation (“ST”, and together with CTI, CTGL, SRT, CAM, and CTS, individually a “Borrower” and collectively, “Borrowers”), COVENANT TRANSPORTATION GROUP, INC., a Nevada corporation and the owner (directly or indirectly) of all of the issued and outstanding capital stock of Borrowers (“Parent”), DRIVEN ANALYTIC SOLUTIONS, LLC, a Nevada limited liability company (“DAS”), and COVENANT PROPERTIES, LLC, a Nevada limited liability company (“CPI”; Parent, DAS and CPI individually a “Guarantor” and collectively, “Guarantors”), the Lenders (defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

R E C I T A L S:
A.          The Borrowers, the Guarantors, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 23, 2008 (as previously amended, as amended hereby and as otherwise amended, restated or modified from time to time, the “Credit Agreement”);

B.          The Borrowers, the Guarantors, the Lenders and the Agent desire that the Credit Agreement be amended in certain respects in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Credit Agreement is hereby amended and the parties hereto covenant and agree as follows:

1.          Recitals. The foregoing Recitals are accurate and are incorporated herein and made a part hereof for all purposes.
2.          Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)          By adding the following to the definition of “Federal Funds Rate” in Section 1.1 of the Loan Agreement immediately prior to the “.” at the end thereof:
; provided, that in no event shall such rate be less than zero

(b)          By deleting the definition of “LIBOR” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the following:
LIBOR: for any Interest Period with respect to a LIBOR Loan, the per annum rate of interest (rounded upward, if necessary, to the nearest 1/8th of 1%), determined by Agent at approximately 11:00 a.m. (London time) two Business Days prior to commencement of such Interest Period, for a term comparable to such Interest Period, equal to: (a) the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source designated by Agent); or (b) if BBA LIBOR is not available for any reason, the interest rate at which Dollar deposits in the approximate amount of the LIBOR Loan would be offered by Bank of America’s London branch to major banks in the London interbank Eurodollar market; provided, that in no event shall LIBOR be less than zero.  If the Board of Governors imposes a Reserve Percentage with respect to LIBOR deposits, then LIBOR shall be the foregoing rate, divided by 1 minus the Reserve Percentage; provided, that in no event shall LIBOR be less than zero.

(c)          By deleting Section 9.1.25 of the Credit Agreement and by substituting in lieu thereof the following:
9.1.25          Subsidiaries.  None of the Obligors has a Subsidiary (other than IQS Insurance Risk Retention Group, Inc., Heritage Insurance, Inc., and Covenant Logistics, Inc.) that is not either a Borrower or a Guarantor.
3.          Consent; Waiver.
(a)          The Obligors have advised the Agent and the Lenders of the following transactions:
(i)          The formation of Heritage Insurance, Inc., a Tennessee corporation (“Heritage”), as a new Subsidiary of one or more Obligors, (ii) the capitalization of Heritage in an amount necessary to comply with any applicable regulatory capital requirements, whether through Investment by one or more Obligors or by the posting of a letter of credit under the Credit Agreement in favor of Heritage on which the Obligors are obligated, (iii) the payment of premiums by one or more Obligors to Heritage in amounts not exceeding the limitations provided from time to time in Section 831(b) of the Code or any successor provision, and (iv) payments between the Obligors, on the one hand, and Heritage, on the other hand, in the ordinary course of Heritage’s operation as a captive insurance company of the Obligors (including, without limitation, Heritage’s payment for insured losses incurred by the Obligors) (collectively, the “Heritage Transactions”).  Section 10.1.9 of the Credit Agreement requires the Obligors to take certain actions to cause a new Subsidiary to join the Credit Agreement as an Obligor and pledge the Subsidiary’s assets as Collateral, as more fully provided therein.  Section 10.2.9 of the Credit Agreement restricts the Obligors from creating any new Subsidiary unless the provisions of Section 10.1.9 have been satisfied.  Section 10.2.4 of the Credit Agreement restricts any Obligor from making any Restricted Investment.  Section 10.2.16 of the Credit Agreement restricts the Obligors from entering into certain transactions with Affiliates.  The Obligors have informed the Agent and the Lenders that Heritage will act as a captive insurance company and, accordingly, it is inadvisable for Heritage to comply with the provisions of Section 10.1.9 of the Credit Agreement.  Accordingly, the Obligors have requested that the Agent and the Lenders consent to the Heritage Transactions notwithstanding Sections 10.1.9, 10.2.4, 10.2.9, and 10.2.16 of the Credit Agreement.
(b)          Notwithstanding the restrictions referenced in Section 3(a) hereof, each of the Agent and Lenders hereby consents to the Heritage Transactions, waives any notice thereof that may be required under the Credit Agreement, and so long as Heritage maintains all licensing and certification requirements to continue to operate as a captive insurance company under Applicable Law, waives any requirement that the Heritage Transactions comply with the provisions of Section 10.1.9 of the Credit Agreement, and waives any Default or Event of Default under the Credit Agreement that may result directly from the agreement to consummate or consummation of the Heritage Transactions.
4.          Effectiveness; Conditions Precedent.  The amendments herein provided shall be effective as of the date set forth above (the “Amendment Effective Date”) upon Agent’s receipt one or more counterparts of this Amendment duly executed by each of the Borrowers, the Guarantors and the Required Lenders.
5.          Acknowledgment of the Obligors.  The Borrowers and Guarantors, as Obligors,  hereby acknowledge and agree that, to the best of their knowledge: (a) none of the Obligors has any defense, offset, or counterclaim with respect to the payment of any sum owed to the Lenders or the Agent under the Loan Documents, or with respect to the performance or observance of any warranty or covenant contained in the Credit Agreement or any of the other Loan Documents; and (b) the Lenders and the Agent have performed all obligations and duties owed to the Obligors through the date of this Amendment.
6.          Consent and Reaffirmation of Guaranty Agreements.

(a)          Parent hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Parent Guaranty (including without limitation, the continuation of Parent's payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Parent Guaranty against the Parent in accordance with its terms.

(b)          Each of CPI and DAS hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation, the continuation of each of CPI’s and DAS’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guaranty against CPI and DAS in accordance with its terms.

7.          Representations and Warranties of the Obligors. The Borrowers and Guarantors,

as Obligors, represent and warrant to the Lenders and the Agent that:
(a)          Compliance with Credit Agreement. On the date hereof, no Default or Event of Default has occurred and is continuing;
(b)          Representations and Warranties. On the date hereof, the representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date);
(c)          Power and Authority. Each Obligor is duly authorized to execute, deliver and perform this Amendment. The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and do not (i) require any consent or approval of the holders of Equity Interests of the Obligors, other than those already obtained; (ii) contravene the Organic Documents of any Obligor; (iii) violate or cause a default under any Applicable Law, Material Contract or Material License; or (iv) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor; and
(d)          Enforceability. This Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of each Obligor, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
8.          Effect on Credit Agreement. Except as specifically amended hereby, the terms and provisions of the Credit Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments.  No reference to this Amendment need be made in any notice, writing, or other communication relating to the Credit Agreement and the other Loan Documents, any such reference to the Credit Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment. All references to the Credit Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Credit Agreement and the other Loan Documents will be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended hereby.
9.          Instrument Pursuant to Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

10.          Further Acts.  Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.
11.          Successors. This Amendment shall be binding upon and inure to the benefit of the Obligors, the Agent, the Lenders, and their respective successors and permitted assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under this Amendment or any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Credit Agreement.
12.          Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
13.          Consent to Forum. EACH OBLIGOR, HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR, IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE CREDIT AGREEMENT.  Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction. Notwithstanding the foregoing, Section 14.14 of the Credit Agreement is incorporated herein by reference and shall apply to this Amendment.
14.          Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of any Loan Document by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart of such agreement.
15.          Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.
16.          Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 14.1 of the Credit Agreement.
[Signatures begin on following page]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWERS:

COVENANT TRANSPORT, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

CTG LEASING COMPANY SOUTHERN REFRIGERATED TRANSPORT, INC. STAR TRANSPORTATION, INC. COVENANT ASSET MANAGEMENT, LLC

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Vice President

COVENANT TRANSPORT SOLUTIONS, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

[signatures continued on following page]

GUARANTORS:

COVENANT TRANSPORTATION GROUP, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

DRIVEN ANALYTIC SOLUTIONS, LLC

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President, Chief Financial Officer, and Treasurer

[signatures continued on following page]

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and Lender

By:	/s/ Douglas Cowan
Name:	Douglas Cowan
Title:	Senior Vice President

[signatures continued on following page]
 COVENANT TRANSPORT
THIRTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Angela Leake
Name:	Angela Leake
Title:	Authorized Officer

 COVENANT TRANSPORT
THIRTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

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